SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549
<P>
                   -------------------
<P>
                      FORM 8-K12G3
<P>
                   -------------------
<P>
                      CURRENT REPORT
<P>
            PURSUANT TO SECTION 13 OR 15(D) OF
            THE SECURITIES EXCHANGE ACT OF 1934
<P>
    Date of Report (Date of earliest event reported):
                     August 28, 2000
<P>
                 PRECOM TECHNOLOGY, INC.
<P>
    (Exact Name of Registrant as Specified in Its Charter)

Florida                       (Commission File Number)             65-0693481
(State or Other Jurisdiction                             (IRS Employer Identification No.)
of Incorporation)
<P>
2001 W. MAIN STREET, SUITE 208, STAMFORD, CONNECTICUT                  06902
(Address of Principal Executive Offices)                             (Zip Code)

<P>
                     (203) 961-0306
    (Registrant's Telephone Number, Including Area Code)
<P>
             PROVENCE CAPITAL CORPORATION
                  22154 MARTELLA AVENUE
                BOCA RATON, FLORIDA 33433
             (Former Name or Former Address,
               if Changed Since Last Report)
<P>
ITEM 1. CHANGES IN CONTROL OF REGISTRANT
<P>
Pursuant to a Stock Acquisition and Reorganization Agreement (the "Acquisition Agreement") effective August 28, 2000, Precom Technology, Inc., a Florida corporation (the "Company"), acquired one hundred percent (100%) of all the outstanding shares of common stock ("Common Stock") of Provence Capital Corporation, a Florida corporation ("Provence"), from all of the shareholders of the issued and outstanding common stock of Provence, for 200,000 shares of $0.001 par value common stock of the Company (the "Acquisition").
<P>
The Acquisition was approved by the unanimous consent of the Board of Directors of Provence and the Company on August 28, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("IRC").
<P>
Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), the Company elected to become the successor issuer to Provence for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective August 28, 2000.
<P>
As of the effective date of the Acquisition Agreement, Provence shall assume the name of the Company. The Company's officers and directors will become the officers and directors of Provence. As of the Effective Date, Ms. Shelley Goldstein shall have resigned as the sole officer and director of Provence.
<P>
No subsequent changes in the officers, directors and five percent shareholders of the Company are presently known. The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at August 28, 2000 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                      NAME OF                SHARES OF
TITLE OF CLASS        BENEFICIAL OWNER       COMMON STOCK     PERCENT OF CLASS
---------------------------------------------------------------------------------
Common          Greenwich New Venture         5,635,600           29.34%
                Equity Fund
<P>
Common          Greenwich Financial           2,950,000           15.36%
                Group
<P>
Common          CAC Safe Keeping              1,500,000            7.81%
<P>
Common          Nicholas M. Calapa              (a)                 (a)
<P>
Common          Bruce Keller                    (b)                 (b)
<P>
DIRECTORS AND
OFFICERS AS A
GROUP                                           (c)                 (c)

<P>
(a) Mr. Nicholas M. Calapa, an Officer and Director of the Company, does not directly own any shares of the Company. However, Mr. Calapa is a fifty (50%) percent shareholder of both Greenwich New Venture Equity Fund and Greenwich Financial Group which own an aggregate of 8,585,600 shares of the Company. Therefore, Mr. Calapa beneficially owns 4,292,800 shares (22.35%) of the Company.
<P>
(b) Mr. Bruce Keller, an Officer and Director of the Company, does not directly own any shares of the Company. However, Mr. Keller is a fifty (50%) percent shareholder of both Greenwich New Venture Equity Fund and Greenwich Financial Group which own an aggregate of 8,585,600 shares of the Company. Therefore, Mr. Keller beneficially owns 4,292,300 shares (22.35%) of the Company.
<P>
(c) Nicholas M. Calapa and Bruce Keller are the only Officers and Directors of the Company. As stated above, Nicholas M. Calapa beneficially owns 4,292,800 shares of the Company and Bruce Keller beneficially owns, 4,292,800 shares of the Company. Therefore, the Officers and Directors own 8,585,600 shares (44.69%) of the Company.
<P>
The following is a biographical summary of the directors and officers of the Company:
<P>
NICHOLAS M. CALAPA, 38, has been the President and a Director of Precom since 1999. He has been the Vice President and a fifty (50%) percent shareholder of Greenwich Financial Group since 1997 where he has worked as a investment banker. Prior to that time, for ten years he worked as a financial consultant for the brokerage firm currently known as Salomon Smith Barney. Mr. Calapa received his Bachelor of Arts Degree with a major in Political Science from St. John's University in 1984. He also graduated with a minor in business and philosophy.
<P>
BRUCE KELLER, 63, has been the Vice President, Secretary and a Director of Precom since 1999. He has been the President and a fifty (50%) percent shareholder of Greenwich Financial Group since 1997 where his responsibilities include overseeing the overall administration of such Company.
Prior to that time, for five years he worked as a financial consultant for Gilford Securities. Mr. Keller received his Bachelor of Science Degree in Economics from the University of Pennsylvania in 1958 and his Master in Business Administration Degree in Taxation from New York University in 1964.
<P>
The Directors named above will serve until the next annual meeting of the shareholders of the Company in the year 2001. Directors will be elected for one year terms at each annual shareholder's meeting. Officers hold their positions at the appointment of the Board of Directors.
<P>
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
<P>
Pursuant to the Acquisition Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding shares of common stock (Common Stock) of Provence from all of the shareholders of the issued and outstanding Common Stock of Provence, for 200,000 shares of $0.001 par value common stock of the Company. In evaluating the Acquisition, Provence used criteria such as the value of the Company's business relationships, goodwill, the Company's ability to compete in the DVD industry, the Company's current and anticipated business operations. No material relationship exists between the selling shareholders of Provence or any of its affiliates, any director or officer, or any associate of any such director or officer of Provence and the Company. The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Provence and the Company in an arm's-length transaction. The consideration paid derived from the Company's treasury stock.
<P>
Company. Precom Technology, Inc. is a publicly trading company listed on the NQB Pink Sheets under the symbol PMMT.
 Headquartered in Stamford, Connecticut, the Company intends to merge with another company which features high technology advanced products and new ventures in distribution areas for the emerging disc industry (DVD).
<P>
FORMATION
<P>
We were formed in Florida on September 5, 1996 under the name Fairbanks, Inc. On April 18, 1997, we filed an amendment to our incorporation document changing our name to Jet Vacation, Inc. On May 11, 1998 we filed an amendment to our incorporation document changing our name to Precom Technology, Inc.
<P>
The Company will begin a marketing campaign in the computer and digital areas, in a direction preparing for the expansion of DVD technologies. Its goal is to expand current operations to include extended film libraries in the DVD markets as well as to create consumer disc and interactive products currently unparalleled in the marketplace.
<P>
To develop these markets, the Company intends to merge with a company that will have licensing, new productions and an aggressive marketing campaign which will insure greater market penetration and exploitation into the DVD market.
The Company intends to acquire rights from independent and major film studios which will develop substantially more products utilizing an already existent sales base without the pitfalls of a start-up company.
<P>
Company Overview
<P>
The Company intends to develop a market for distribution of DVD products worldwide. The Company believes that with its unique understanding of the market trends and needs, innovative and profitable merchandising and packaging, the Company will be able to attain superior sales in the DVD industry marketplaces worldwide.
<P>
Strategic Alliances
<P>
The Company will attempt to set up alliances with larger vendor companies such as Ritek Manufacturing, CMC Manufacturing, Challenge Graphics and others. The Company intends to pay minimal mastering, encoding and replications costs.
<P>
Product Description
<P>
DVD full feature films are being marketed world wide. Presently, the Company intends to purchase rights from late night, general release, and children's animation programming.
<P>
Production and Manufacturing
<P>
The Company's products will be designed by the most current in production and mastering technologies. The Company will be able to manufacture its products utilizing outside independent companies to reduce overhead expenses. Our pricing will be competitive with the larger companies in the industry.
<P>
Advertising, promotion, trade shows
<P>
The Company plans to attend various conventions in cooperation with other marketers of similar products including the CES shows and the Electronics Conventions applicable to our products.
<P>
Future Opportunities and a Renewed Strategy
<P>
With the introduction of DVD to the marketplace growth opportunities exist in the Consumer Disc Markets. The DVD disc is unique because not only does it have 15 times the storage capacity of audio CDs or CD-ROMs, but it also has won the endorsement of many of the major consumer electronics and film companies.
<P>
The Company's strategy calls for the following implementations, which require increased overhead expense and costs:
<P>
     1.   Acquisition of products for the DVD formats.
     2.   Funding of licensing and advance royalty payments.
     3. Travel to foreign territories in developing markets and relationships with international companies.
     4. Placement of sales personnel to successfully market existing and on-going products.
     5. A greater library of products to dominate the market and create loyalty within its customer base, and it's product base.
<P>
Growth of the Industry and Marketing Strategies
<P>
Disc products, interactive technologies and computer-based entertainment is an established and growing market. Since the introduction of the Internet, multimedia based expansion involving games, music and films, has been increased. Adding to already profitable ventures these new markets have increased profits and decreased risks for venture capitalists in the entertainment industry. The arrival of DVD has created further opportunities for studios to increase their penetration in this growing market.
<P>
Products such as interactive multimedia, digital video, and increasing technological breakthroughs will put the Company in an industry where expansion will occur. The technology superhighways create wide acceptance and consumer traffic for Digital Products.
<P>
Contributing to the explosion of the market for the new Digital disc formats has been the introduction of the Internet, which has given worldwide access to foreign markets of American made products. The Internet is the largest and fastest growing international network in the world today. The Internet's population is estimated to reach 1 billion people worldwide within a few years.
<P>
Increased Importance Of Ancillary Markets Including Computer And Video Games, Multimedia And Merchandising
<P>
In recent times with the advent of ancillary markets, including computer, multimedia, games and interactive technologies, including the Internet, product distribution has expanded to an incredible scope for the overlap of the entertainment medias with the computer markets. The ability to market on a worldwide scale has become more accessible and makes the product more profitable. The increase in enhanced ancillary revenues and greater returns can be made due to falling production costs in the production of the disc in new formats.
<P>
Increased Global Audience for Film Product as the Developing
World 'Plugs-In'.
<P>
There will be an exponential increase in the number of companies wanting to distribute finished film and other entertainment products including companies supplying video-on-demand, pay-per-play, home video, cable and satellite television and the Internet.
<P>
With the advent of the information superhighway and direct-to-user digital entertainment services combined with the continuing growth in the number of television channels, the market has realized that access and control of programming content is at least as important as the means of distribution. In effect the entertainment industry is converging with its communications counterpart, a marriage that is resulting in the increased importance of software or content (films, music, computer games) as opposed to the traditionally dominant hardware or delivery mechanism (cinemas, telephone lines, computers/hi-fi).
<P>
Distribution Channels
<P>
The Company believes that it will be able to develop exclusive and non-exclusive product placement in certain markets to enhance sales for its products. The distribution channels the Company will utilize are the wholesalers, cataloguers, mass merchant retailers, and international distributors.
<P>
The Versatility of DVD makes it the product of the millennium
<P>
DVD disks are so versatile that it enables studios to release movies containing sound tracks in many different languages and subtitles in many more languages. The DVD player is enhanced with the ability to play Dolby Digital sound with full-frequency high-fidelity sound, plus a channel for lower bass tones that increases the potency of sound effects as explosions and gunfire. Combining the features of DVD make it the perfect product for the future, where demand in quality and virtual reality is the consumer's choice. Toshiba's DVD player is so versatile that it offers up to 8 different sound tracks, and 32 subtitles, all with the push of a button.
<P>
While some industry insiders are skeptical about the quality of the DVD format, according to the New York Times in an article on Feb 2, 1997, "Toshiba presented compelling evidence that the picture from a digital videodisk could be effectively delivered by a machine priced for the broad market in a range from $169 to $700. Toshiba's products looked as good as a typical laser disk."
<P>
DVD According to the experts
<P>
Although many industry executives and analysts have made rave forecasts for the DVD products, three important marketing research studies have been done on the DVD products. Conclusions of the market research studies from these three studies echo many of the industry leaders. The following information reflects both the industry sentiment as well as the results and conclusions drawn by the research studies.
<P>
The companies which have contributed the most substantial marketing research are:
<P>
Cowles/Simba
<P>
IMBA Information Inc. is a leading provider of news, analysis and market research reports about the education, multimedia and information industries.
<P>
Newsletters include Multimedia Business Report, Electronic Education Report and Online Tactics. SIMBA also publishes research reports such as The 1996 SIMBA Game Player Survey, Cable Modem Report, Electronic Media for the School Market and Web Publishing: Strategies for Making Money. Along with CD ROM revenue projections through 1999, SIMBA's Multimedia Title Publishing offers an assessment of the hybrid CD ROM market (CD ROMs with Internet links) exploring strategies for successful multimedia title development, illustrating successful publishing models, evaluating distribution relationships and marketing programs and analyzing the industry's level of profitability.
<P>
International Data Corporation (IDC)
<P>
This company created the Tactical Marketing Group survey as a part of a major DVD market research project. IDC's analysis of this survey is contained in a report titled "DVD: Impact Analysis and Forecasts."
<P>
InfoTech
<P>
InfoTech is a Vermont based market research firm that created the market study, DVD Assessment, Second Edition. InfoTech's DVD Assessment contains comprehensive forecasts of the worldwide market for DVD-Video, DVD-Audio, and DVD-ROM for PC desktop and TV set-top applications by region, including projections of units, prices, revenues and sales.
<P>
DVD is forecast to do $100 million per year in software
<P>
"In the year 2000, nearly all computer manufacturers are likely to abandon CD ROM drive production for personal computers in favor of DVD." This statement was made by Rob Agee, author of Digital Versatile Disc 1997. The DVD appeals primarily to high end home theater enthusiasts. According to most sources, the DVD player primarily reaches the same market as the LaserDisc, top end home electronics enthusiasts. This falls directly in line with distribution channels that are established in a niche market, and virtually assures the first year revenues.
<P>
MANAGEMENT COMPENSATION. The following table sets forth the annualized base salary for our most recent fiscal year that indicates the compensation for our officers and directors exceeding $100,000 on an annualized basis. We reimburse our officers and directors for any reasonable out-of-pocket expenses incurred on our behalf.

                           SUMMARY COMPENSATION TABLE
                                                               LONG-TERM COMPENSATION
                                                              -------------------------
                                   ANNUAL COMPENSATION        RESTRICTED     SECURITIES
NAME AND PRINCIPAL                                            STOCK          UNDERLYING
POSITION                             YEAR      SALARY ($)     AWARDS         OPTIONS
-----------------------------------------------------------------------------------------
<P>
           NONE FOR FISCAL YEAR END 1999 AND FISCAL YEAR END 2000

<P>
RISK FACTORS
<P>
        LIMITED OPERATING HISTORY: Although the Company was founded in 1996, its business plan is presently being restructured and redeveloped. The Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in early stages of development. Such risks include, but are not limited to, an evolving and unproven business model and the management of growth. To address these risks, the Company must, among other things, significantly increase its customer base, implement and successfully execute its business and marketing strategy, respond to competitive developments, and attract, retain and motivate qualified personnel. There is no assurance that the Company's business strategy will be successful, or that additional capital will not be required to continue business operations.
<P>
The Company is in the process of restructuring and therefore is essentially in the early stages of its development. The Company has limited material tangible assets. To date, the Company has created little revenues and as a result of the significant expenditures that the Company plans to make in sales and marketing, research and development and general and administrative activities over the near term, the Company expects that it will continue to incur significant operating losses and negative cash flows from operations on both a quarterly and annual basis for the foreseeable future. For these and other reasons, there can be no assurance that the Company will ever achieve or be able to sustain profitability.
<P>
        DEPENDENCE ON KEY MANAGEMENT. The Company is highly dependent on the services of Nicholas M. Calapa, President of the Company and Bruce Keller, Vice President and Secretary of the Company. The loss of their services could have a materially adverse impact on the Company. The Company does not currently maintain any key-man life insurance policy with respect to these key management personnel.
<P>
        POSSIBLE DIFFICULTY IN RAISING ADDITIONAL EQUITY CAPITAL. There is no assurance that the Company will be able to raise equity capital in an amount which is sufficient to continue operations. In the event the Company requires financing, the Company will seek such financing through bank borrowing, debt or equity financing, corporate partnerships or otherwise. There can be no assurance that such financing will be available to the Company on acceptable terms, if at all. The Company does not presently have a credit line available with any lending institution. Any additional equity financing may involve the sale of additional shares of the Company's Common Stock or Preferred Stock on terms that have not yet been established.
<P>
        RISKS OF RAPID GROWTH. The Company anticipates a period of rapid growth, which may place strains upon the Company's management and operational resources. The Company's ability to manage growth effectively will require the Company to integrate successfully its business and administrative operations into one dynamic management structure.
<P>
       POSSIBLE ISSUANCE OF ADDITIONAL SHARES. The Company has authorized 50,000,000 shares of Common Stock. The Company presently has issued and outstanding 19,208,522 shares of Common Stock, the only class of stock of the Company for which shares have been previously issued. As of the Effective Date of the Acquisition Agreement, the Company will have authorized, but un-issued, 30,791,478 shares of Common Stock which are available for future issuance. The Company may issue shares of Common Stock beyond those already issued for cash, services, or as further employee incentives. To the extent that additional shares of Common Stock or Preferred Stock are issued, the percentage of the Company's issued and outstanding shares of stock shall be increased and the issuance may cause dilution in the book value per share.
<P>
        DIVIDENDS NOT LIKELY. No dividends on the Company's Common Stock have been declared or paid by the Company to date. The Company does not presently intend to pay dividends on shares for the foreseeable future, but intends to retain all earnings, if any, for use in the Company's business. There can be no assurance that dividends will ever be paid on the Common Stock of the Company.
<P>
        RISKS ASSOCIATED WITH NEW PRODUCTS AND NEW MARKETS. The business of DVDs is characterized by rapid technological changes, changing customer requirements, frequent service and product enhancements and introductions, and emerging industry standards. The introduction of services or products embodying new technologies and the emergence of new industry standards can render existing services or products obsolete and unmarketable. The Company's future success will depend, in part, on its ability to develop and use new technologies, respond to technological advances, enhance its services and products and, develop new services and products on a timely and cost-effective basis. There can be no assurance that the Company will be successful in effectively developing or using new technologies, responding to technological advances or developing, introducing or marketing service and product enhancements or new services and products. In addition, the Company may enter into new markets in connection with enhancing its existing services and products and developing new services and products. There can be no assurance that the Company will be successful in pursuing new opportunities or will compete successfully in any new markets.
<P>
        SUBSTANTIAL COMPETITION. A number of the Company's competitors have significantly greater financial, technical, administrative, manufacturing, marketing and other resources than the Company. Some of our competitors also offer a wider range of services and products than us and have name recognition and extensive customer bases. These competitors may be able to respond more quickly to new or changing opportunities and technologies than we can. Moreover, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties or may consolidate to enhance their services and products. We expect that new competitors or alliances among competitors will emerge and may acquire significant market share.
<P>
The Company must overcome significant barriers to enter into the business of DVD's as a result of its limited operating history. Many of its competitors have substantially greater financial, technical, managerial and marketing resources, longer operating histories and name recognition. Such competitors may be able to devote more resources than us. There can be no assurance that the Company will be able to compete effectively with current or future competitors or that the competitive pressures faced by the Company will not have a material adverse effect on the Company's business, financial condition and operating results.
<P>
     RISKS ASSOCIATED WITH STRATEGIC ACQUISITIONS AND RELATIONSHIPS. The Company has pursued and may in the future pursue strategic acquisitions of complimentary businesses and technologies. Acquisitions entail numerous risks, including difficulties in the assimilation of acquired operations and products, diversion of management's attention to other business concerns, amortization of acquired intangible assets, and potential loss of key employees of acquired companies. There can be no assurance that the Company will be able to integrate successfully any operations, personnel, services or products that might be acquired in the future or that any acquisition will enhance the Company's business, financial condition or operating results.
<P>
ITEM 3. BANKRUPTCY OR RECEIVERSHIP
<P>
No court or governmental agency has assumed jurisdiction over any substantial part of the Company's business or assets.
<P>
ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
<P>
Precom retains its certifying accountants.
<P>
ITEM 5. OTHER EVENTS
<P>
SUCCESSOR ISSUER ELECTION. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Provence Capital Corporation for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective August 28, 2000. Provence hereby adopts December 31 as its fiscal year end to coincide with the fiscal year end of Precom.
<P>
ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
<P>
No directors have resigned due to a disagreement with the Company since the date of the last annual meeting of shareholders.
<P>
ITEM 7. FINANCIAL STATEMENTS
<P>
The pro forma consolidated financial statements of the Company and Precom as of January 31, 2000 and June 30, 2000 are filed herewith. The reviewed financial statements for Precom for the period ending June 30, 2000 are filed herewith. The audited financial statements for Precom for the years ending December 31, 1999 and 1998 are filed herewith.
<P>
ITEM 8. CHANGE IN FISCAL YEAR
<P>
There has been no change in the Company's fiscal year.
<P>
Index to Exhibits
<P>
2.1 Stock Acquisition and Reorganization Agreement by and among Precom Technology, Inc. and Provence Capital Corporation dated August 28, 2000.
3.1     Articles of Incorporation of Precom Technology, Inc.
        as amended.
3.2     By-Laws of Precom Technology, Inc.
17.1    Resignation Letter of Shelley Goldstein
27.1.   Financial Data Schedule.
<P>
Pro Forma Financial Statements - January 31, 2000
<P>
In August, 2000, Provence Capital Corporation completed a merger with Precom Technology, Inc. by exchanging 1,000,000 shares of common stock for 250,000 shares of Precom Technology, Inc.
<P>
The acquisition will be counted for as a reverse acquisition with the assets and liabilities recorded at book values.
<P>
The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the company's financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2000 is based on the historical balance sheets of the companies as of that date and assumes the acquisition took place on that date. The condensed consolidated statement of income for the periods ended December 31, 1999, January 31, 2000 and June 30, 2000 are based on the historical statements of income of the companies. The Pro Forma condensed consolidated statement of income assumes the acquisition took place on January 1, 2000.
<P>
The Pro Forma condensed financial statements may not be indicative of the actual results of the acquisition.
<P>
The accompanying condensed consolidated Pro Forma financial statements should be read in connection with the historical financial statements of the Company and Precom Technology, Inc.
<P>
            PROVENCE CAPITAL CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                   JANUARY 31, 2000
                      (UNAUDITED)

                    Provence
                    Capital               Precom
                    Corporation           Technology,                         Pro Forma
                                          Inc.              Pro Forma             as
ASSETS              (1)                   (2)               Adjustments       Adjusted
-----------------------------------------------------------------------------------------
CURRENT ASSETS
  Cash and cash
   equivalents     $      1,000        $          0        $               $      1,000
<P>
INTANGIBLE ASSETS, NET OF
  ACCUMULATED
  AMORTIZATION            5,970                   0           ( 3)( 5,970)            0
                    ---------------------------------------------------------------------
     TOTAL ASSETS  $      6,970        $          0        $      ( 5,970)     $  1,000
                    =====================================================================
<P>
          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
<P>
CURRENT LIABILITIES
  Accounts payable $      1,000        $     15,000        $            0     $  16,000
                   ----------------------------------------------------------------------
<P>
STOCKHOLDERS' EQUITY
 (DEFICIT)
  Preferred stock             0                   0
  Common stock            1,000              19,209          ( 4)( 1,000)        19,459
                                                             ( 4)    250
  Paid in capital
   in excess                                                 ( 4)( 5,970)
   of par value
   of stock               5,970             339,184          ( 4)  6,720        345,904
  Deficit accumulated
   during the
   development stage    ( 1,000)          ( 373,393)             ( 5,970)     ( 380,363)
                    ---------------------------------------------------------------------
  TOTAL STOCKHOLDERS'
   EQUITY (DEFICIT)       5,970            ( 15,000)             ( 5,970)      ( 15,000)
                    ---------------------------------------------------------------------
  TOTAL LIABILITIES AND
   STOCKHOLDERS'
   EQUITY (DEFICIT) $     6,970        $          0         $    ( 5,970)     $   1,000
                    =====================================================================

<P>
             PROVENCE CAPITAL CORPORATION
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
            FOR THE PERIOD ENDED JANUARY 31, 2000
                     (UNAUDITED)

                    Provence
                    Capital               Precom
                    Corporation           Technology,                         Pro Forma
                                          Inc.              Pro Forma             as
ASSETS              (1)                   (2)               Adjustments       Adjusted
-----------------------------------------------------------------------------------------
REVENUE             $         0        $          0         $          0       $      0
                    ---------------------------------------------------------------------
COST AND EXPENSES
  Development costs           0               7,249                    0          7,249
  General and
   administrative         1,000                   0                5,970          6,970
                     --------------------------------------------------------------------
   TOTAL COSTS AND
    EXPENSES              1,000               7,249                5,970         14,219
                     --------------------------------------------------------------------
NET (LOSS)         $    ( 1,000)       $    ( 7,249)             ( 5,970)      ( 14,219)
                     ====================================================================
<P>
PRO FORMA NET (LOSS)
   PER COMMON SHARE                                                         $    ( .001)
                                                                            =============
WEIGHTED AVERAGE NUMBER
   OF COMMON SHARES
<P>
   Basic and diluted                                                         19,458,522
                                                                            =============
<P>

<P>
             PROVENCE CAPITAL CORPORATION
                  PRO FORMA ADJUSTMENTS
                    JANUARY 31, 2000
<P>
(1) Historical amounts per January 31, 2000 audited financial statements
<P>
(2) Historical amounts per December 31, 1999 audited financial statements
<P>
(3)   Write-off intangible assets per SOP 98-5
<P>
(4)   Merger of Provence Capital Corporation and Precom
 Technology, Inc.
      Recorded as a reverse acquisition with Provence Capital Corporation, Inc. changing its name to Precom Technology, Inc.
      Issuance of 250,000 shares of Precom Technology, Inc. for 1,000,000 shares of Provence Capital Corporation
<P>
Pro Forma Financial Statements - June 30, 2000
<P>
In August, 2000, Provence Capital Corporation completed a merger with Precom Technology, Inc. by exchanging 1,000,000 shares of common stock for 250,000 shares of Precom Technology, Inc.
<P>
The acquisition will be counted for as a reverse acquisition with the assets and liabilities recorded at book values.
<P>
The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the company's financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2000 is based on the historical balance sheets of the companies as of that date and assumes the acquisition took place on that date. The condensed consolidated statement of income for the periods ended December 31, 1999, January 31, 2000 and June 30, 2000 are based on the historical statements of income of the companies. The Pro Forma condensed consolidated statement of income assumes the acquisition took place on January 1, 2000.
<P>
The Pro Forma condensed financial statements may not be indicative of the actual results of the acquisition.
<P>
The accompanying condensed consolidated Pro Forma financial statements should be read in connection with the historical financial statements of the Company and Precom Technology, Inc.
<P>
           PROVENCE CAPITAL CORPORATION
       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                     JUNE 30, 2000
                      (UNAUDITED)

                    Provence
                    Capital               Precom
                    Corporation           Technology,                         Pro Forma
                                          Inc.              Pro Forma             as
ASSETS              (1)                   (2)               Adjustments       Adjusted
-----------------------------------------------------------------------------------------
CURRENT ASSETS
  Cash and cash
   equivalents     $      1,000        $          0        $               $      1,000
<P>
INTANGIBLE ASSETS, NET OF
  ACCUMULATED
  AMORTIZATION            5,970                   0           ( 3)( 5,970)            0
                    ---------------------------------------------------------------------
     TOTAL ASSETS  $      6,970        $          0        $      ( 5,970)     $  1,000
                    =====================================================================
<P>
          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
<P>
CURRENT LIABILITIES
  Accounts payable $      1,000        $     32,200        $            0     $ 33,200
                   ----------------------------------------------------------------------
<P>
STOCKHOLDERS' EQUITY
 (DEFICIT)
  Preferred stock             0                   0
  Common stock            1,000              19,209          ( 4)( 1,000)        19,459
                                                             ( 4)    250
  Paid in capital
   in excess                                                 ( 4)( 5,970)
   of par value
   of stock               5,970             339,184          ( 4)  6,720        345,904
  Deficit accumulated
   during the
   development stage    ( 1,000)          ( 390,593)             ( 5,970)     ( 397,563)
                    ---------------------------------------------------------------------
  TOTAL STOCKHOLDERS'
   EQUITY (DEFICIT)       5,970            ( 32,200)             ( 5,970)      ( 32,200)
                    ---------------------------------------------------------------------
  TOTAL LIABILITIES AND
   STOCKHOLDERS'
   EQUITY (DEFICIT) $     6,970        $          0         $    ( 5,970)     $   1,000
                    =====================================================================

<P>
             PROVENCE CAPITAL CORPORATION
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
            FOR THE PERIOD ENDED JUNE 30, 2000
                     (UNAUDITED)

                    Provence
                    Capital               Precom
                    Corporation          Technology,                         Pro Forma
                                          Inc.              Pro Forma             as
ASSETS              (1)                   (2)               Adjustments       Adjusted
-----------------------------------------------------------------------------------------
REVENUE             $         0        $          0         $          0       $      0
                    ---------------------------------------------------------------------
COST AND EXPENSES
  Development costs           0              17,200                    0         17,200
  General and
   administrative         1,000                   0                5,970          6,970
                     --------------------------------------------------------------------
   TOTAL COSTS AND
    EXPENSES              1,000              17,200                5,970         24,170
                     --------------------------------------------------------------------
NET (LOSS)         $    ( 1,000)       $    (17,200)             ( 5,970)      ( 24,170)
                     ====================================================================
<P>
PRO FORMA NET (LOSS)
   PER COMMON SHARE                                                         $    ( .001)
                                                                            =============
WEIGHTED AVERAGE NUMBER
   OF COMMON SHARES
<P>
   Basic and diluted                                                         19,458,522
                                                                            =============
<P>

<P>
         PROVENCE CAPITAL CORPORATION
              PRO FORMA ADJUSTMENTS
                 JUNE 30, 2000
<P>
(1) Historical amounts per January 31, 2000 audited financial statements
<P>
(2) Historical amounts per December 31, 1999 audited financial statements
<P>
(3)   Write-off intangible assets per SOP 98-5
<P>
(4)   Merger of Provence Capital Corporation and
      Precom Technology, Inc.
      Recorded as a reverse acquisition with Provence
      Capital Corporation changing its name to Precom
      Technology, Inc.
      Issuance of 250,000 shares of Precom Technology, Inc.
      for 1,000,000 shares of Provence Capital Corporation
<P>
                 PRECOM TECHNOLOGY, INC.
              (A DEVELOPMENT STAGE COMPANY)
                  FINANCIAL STATEMENTS
                    JUNE 30, 2000
<P>
                   TABLE OF CONTENTS

                                                                         Page No.
INDEPENDENT ACCOUNTANTS' REVIEW REPORT                                      1
<P>
FINANCIAL STATEMENTS
       Balance Sheet                                                        2
       Statements of Operations                                             3
       Statement of Changes in Stockholders' Equity (Deficit)               4
       Statements of Cash Flows                                         5 - 6
       Notes to Financial Statements                                   7 - 10
<P>

<P>
           INDEPENDENT ACCOUNTANTS' REVIEW REPORT
<P>
To the Board of Directors and Stockholders
Precom Technology, Inc.
Stamford, Connecticut
<P>
We have reviewed the accompanying balance sheet of Precom Technology, Inc. as of June 30, 2000 and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the three and six months then ended, and for the period from September 1, 996 (date of inception) to June 30, 2000, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Precom Technology, Inc.
<P>
A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
<P>
Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.
<P>
As discussed in Note 6, certain conditions indicate that the company may be unable to continue as a going concern. The accompanying financial statements do not include any adjustments to the financial statements that might be necessary should the company be unable to continue as a going concern.
<P>
Moffitt & Company, P.C.
Scottsdale, Arizona
<P>
July 7, 2000
<P>

                          PRECOM TECHNOLOGY, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                              BALANCE SHEET
                              JUNE 30, 2000
                               (UNAUDITED)
<P>
                                  ASSETS
TOTAL ASSETS                                                        $          0
                                                                    ==============
<P>
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
<P>
CURRENT LIABILITIES
       Accounts payable
         Stock Transfer Agent                        $     15,000
         Greenwich Financial Group                         17,200
                                                       -------------
                                                                    $     32,200
STOCKHOLDERS' EQUITY (DEFICIT)
  Preferred stock, par value $ 0.001 per share
     Authorized 10,000,000 shares
     Issued and outstanding - 0 - shares                        0
  Common stock, par value $ 0.001 per share
     Authorized 50,000,000 shares
  Issued and outstanding - 19,208,522 shares               19,209
  Paid in capital in excess of par value of stock         339,184
  Deficit accumulated during the development stage      ( 390,593)
                                                       -------------
            TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                        ( 32,200)
                                                                     ---------------
            TOTAL LIABILITIES AND STOCKHOLDERS'
              EQUITY (DEFICIT)                                      $          0
                                                                     ===============
<P>
See Accompanying Notes and Independent Accountants' Review Report

                         PRECOM TECHNOLOGY, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                        STATEMENTS OF OPERATIONS
           FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2000 AND
        FOR THE PERIOD FROM SEPTEMBER 1, 1996 (DATE OF INCEPTION) TO
                             JUNE 30, 2000
                               (UNAUDITED)
                              Three Months       Six Months       September 1, 1996
                              Ended              Ended           (Date of inception)
                              June 30,           June 30,             to June 30,
                                2000              2000                   2000
                                 -----------------------------------------------------
REVENUE                       $          0      $          0    $           0
<P>
DEVELOPMENT COSTS                   17,200            17,200          390,593
                                 -----------------------------------------------------
NET (LOSS)                    $    (17,200)     $    (17,200)   $    (390,593)
                                 =====================================================
<P>
NET (LOSS) PER COMMON SHARE
<P>
       BASIC AND DILUTED      $       (.001)    $       (.001)
                                 ==============================
<P>
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING
<P>
       BASIC AND DILUTED             19,208,522     19,208,522
                                 ==============================
<P>
See Accompanying Notes and Independent Accountants' Review Report

                        PRECOM TECHNOLOGY, INC.
                    (A DEVELOPMENT STAGE COMPANY)
              STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE PERIOD FROM SEPTEMBER 1, 1996
                 (DATE OF INCEPTION) TO JUNE 30, 2000
                               (UNAUDITED)
                                          Preferred Stock               Common Stock
                                        Shares          Amount      Shares        Amounts
                                        --------------------------------------------------
September 1, 1996
   (Date if inception)                    0     $          0             0     $       0
<P>
September, 1996 - Share issued
   for services                           0                0     1,000,000         1,000
<P>
October, 1996 - Shares
   issued for cash                        0                0     1,000,000         1,000
<P>
Net (loss) for the period from
   September 1, 1996 to
   December 31, 1996                      0                0             0             0
                                        --------------------------------------------------
BALANCE, DECEMBER 31, 1996                0                0     2,000,000         2,000
<P>
March 1997 - Shares issued for cash       0                0     4,000,000         4,000
<P>
March 1997 - Shares issued for
   settlement of failed mergers           0                0     7,208,522         7,209
<P>
Net (loss) for the year ended
   December 31, 1997                      0                0             0             0
                                        --------------------------------------------------
BALANCE, DECEMBER 31, 1997                0                0    13,208,522        13,209
<P>
August 1998 - Shares issued
   for services                           0                0     6,000,000         6,000
<P>
Net (loss) for the year ended
   December 31, 1998                      0                0             0             0
                                        --------------------------------------------------
BALANCE, DECEMBER 31, 1998                0                0    19,208,522        19,209
<P>
Net (loss) for the year ended
<P>
   December 31, 1999                      0                0             0             0
                                        --------------------------------------------------
BALANCE, DECEMBER 31, 1999                0                0    19,208,522        19,209
<P>
Net (loss) for the
   six months ended
   June 30, 2000                          0                0             0             0
                                        --------------------------------------------------
BALANCE, JUNE 30, 2000                    0     $          0    19,208,522     $  19,209
                                        ==================================================
<P>
See Accompanying Notes and Independent Accountants' Review Report

<P>

                         PRECOM TECHNOLOGY, INC.
                    (A DEVELOPMENT STAGE COMPANY)
              STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE PERIOD FROM SEPTEMBER 1, 1996
                 (DATE OF INCEPTION) TO JUNE 30, 2000
                               (UNAUDITED)
                                CONTINUED
                                ---------
                                Paid in                Deficit
                                Capital in             Accumulated
                                Excess of              During the
                                Par Value              Development
                                of Stock               Stage
<P>
                                $          0          $          0
<P>
                                           0                     0
<P>
                                      49,184                     0
<P>
                                           0              ( 16,703)
                                ------------------------------------
                                      49,184              ( 16,703)
<P>
                                     196,000                     0
<P>
                                           0                     0
<P>
                                           0             ( 178,200)
                                ------------------------------------
                                     245,184             ( 194,903)
<P>
                                      94,000                     0
<P>
                                           0             ( 171,241)
                                  ----------------------------------
                                     339,184             ( 366,144)
<P>
                                           0               ( 7,249)
                                  ----------------------------------
                                     339,184             ( 373,393)
<P>
                                           0               (17,200)
                                  ----------------------------------
                          $          339,184     $       ( 390,593)
                                  ==================================
<P>
See Accompanying Notes and Independent Accountants' Review Report

<P>

                        PRECOM TECHNOLOGY, INC.
                     (A DEVELOPMENT STAGE COMPANY)
                        STATEMENTS OF CASH FLOWS
        FOR THE PERIOD FROM SEPTEMBER 1, 1996 (DATE OF INCEPTION)
                          TO JUNE 30, 2000
                              (UNAUDITED)
                                    Six Months             September 1, 1996
                                      Ended               (Date of inception)
                                   June 30, 2000            to June 30, 2000
CASH FLOWS FROM
 OPERATING ACTIVITIES:
    Net (loss)                    $    (17,200)     $         ( 390,593)
    Adjustments to reconcile net (loss)
     to net cash (used) by operating
     activities
       Stock issued for failed mergers       0                    7,209
       Stock issued by services              0                  101,000
    Changes in operating assets
     and liabilities
       Accounts payable                (17,200)                  32,200
                                     ----------------------------------------
       NET CASH (USED) BY
         OPERATING ACTIVITIES                0                ( 250,184)
                                     ----------------------------------------
CASH FLOWS FROM INVESTING
   ACTIVITIES:                               0                        0
<P>
CASH FLOWS FROM FINANCING
   ACTIVITIES:
     Proceeds from issuance of
       common stock                          0                  250,184
                                     ----------------------------------------
     NET CASH PROVIDED BY
       FINANCING ACTIVITIES                  0                  250,184
                                     ----------------------------------------
NET (DECREASE) IN CASH AND
   CASH EQUIVALENTS                          0                        0
<P>
CASH AND CASH EQUIVALENTS
   AT BEGINNING OF PERIOD                    0                        0
                                     ----------------------------------------
CASH AND CASH EQUIVALENTS
   AT END OF PERIOD               $          0             $          0
                                     ========================================
SUPPLEMENTAL DISCLOSURE OF
   CASH FLOW INFORMATION
       INTEREST PAID              $          0             $          0
                                     ========================================
       TAXES PAID                 $          0             $          0
<P>
See Accompanying Notes and Independent Accountants' Review Report

<P>

                       PRECOM TECHNOLOGY, INC.
                   (A DEVELOPMENT STAGE COMPANY)
                 STATEMENTS OF CASH FLOWS (CONTINUED)
        FOR THE PERIOD FROM SEPTEMBER 1, 1996 (DATE OF INCEPTION)
                         TO JUNE 30, 2000
                             (UNAUDITED)
                                   Six Months                 September 1, 1996
                                      Ended                   (Date of inception)
                                  June 30, 2000               to June 30, 2000
                                 ---------------------------------------------------
SCHEDULE OF NON CASH
   FINANCING ACTIVITIES
<P>
       ISSUANCE OF COMMON STOCK
          FOR FAILED MERGERS        $          0              $          7,209
                                 ===================================================
       ISSUANCE OF COMMON STOCK
          FOR SERVICES              $          0              $        101,000
                                 ===================================================
<P>
See Accompanying Notes and Independent Accountants' Review Report

<P>
                   PRECOM TECHNOLOGY, INC.
                (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO FINANCIAL STATEMENTS
                       JUNE 30, 2000
                          (UNAUDITED)
<P>
NOTE 1     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
           ------------------------------------------
<P>
Nature of Business
-------------------
<P>
          Precom Technology, Inc. was organized on September 1, 1996, under the laws of the State of Florida. The Company is in the development stage and does not have any planned activities.
<P>
Name Changes
------------
<P>
          The Company has changed its name as follows:
<P>
          At date of incorporation - Fairbanks, Inc.
          April 1997 - Jet Vacations, Inc.
          May 1998 - Precom Technology, Inc.
<P>
Cash and Cash Equivalents
-------------------------
<P>
          For purposes of the statement of cash flows, the company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
<P>
Accounting Estimates
--------------------
<P>
          Management uses estimates and assumptions in
preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.
<P>
Income Taxes
------------
<P>
          Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.
<P>
                 PRECOM TECHNOLOGY, INC.
              (A DEVELOPMENT STAGE COMPANY)
             NOTES TO FINANCIAL STATEMENTS
                    JUNE 30, 2000
                      (UNAUDITED)
<P>
NOTE 1     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (CONTINUED)
          -----------------------------------------------
<P>
Net (Loss) Per Share
--------------------
<P>
          The Company adopted Statement of Financial
Accounting Standards No. 128 that requires the reporting of both basic and diluted earnings per share. Basic earnings per share is computed by dividing net income available to common shareowners by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. In accordance with FASB 128, any anti-dilutive effects on net loss per share are excluded.
<P>
NOTE 2     DEVELOPMENT STAGE OPERATIONS
           ----------------------------
<P>
          As of June 30, 2000, the Company was in the
development stage of operations. According to the Financial Accounting Standards Board of the Financial Accounting Foundation, a development stage company is defined as a company that devotes most of its activities to establishing a new business activity. In addition, planned principle activities have not commenced, or have commenced and have not yet produced significant revenue.
<P>
          FAS-7 requires that all development costs be
expensed during the development period. The Company expensed $ 17,200 of development costs for the six months ended June 30, 2000 and $390,593 for the period from September 1, 1996 (date of inception) to June 30, 2000.
<P>
NOTE 3     INCOME  TAXES
           -------------

          (Loss) before income taxes                    $          0
                                                         -------------
          The provision for income taxes is
            estimated as follows:
                      Currently payable                  $         0
                                                         -------------
                      Deferred                           $         0
                                                         -------------

A reconciliation of the provision for income
taxes compared with the amounts at the U.S.
Statutory rates is as follows:
<P>
                 PRECOM TECHNOLOGY, INC.
             (A DEVELOPMENT STAGE COMPANY)
            NOTES TO FINANCIAL STATEMENTS
                    JUNE 30, 2000
                     (UNAUDITED)
<P>
NOTE 3     INCOME  TAXES (CONTINUED)
           -------------------------

Tax at U.S. Federal Statutory
 income tax rates                                        $          0
                                                         --------------
<P>
Deferred income tax assets and liabilities
 reflect the impact of temporary differences
 between amounts of assets and liabilities for
 financial reporting purposes and the basis of
 such assets and liabilities as measured by tax
 laws.
        The net deferred tax asset is                    $          0
                                                         ---------------
        The net deferred tax liability is                $          0
                                                         ---------------

<P>
Temporary differences and carry forwards that give rise to deferred tax assets and liabilities include the following:

                                                 Deferred Tax
                                                 ------------
                                              Assets            Liabilities
                                              ------            -----------
               Net operating losses     $      56,009     $          0
               Valuation allowance             56,009                0
                                              --------          -----------
               Total deferred taxes     $           0     $          0
                                              ========          ===========
<P>
A reconciliation of the valuation allowance
is as follows:
<P>
               Balance, January 1, 2000                   $     56,009
<P>
               Addition for the year                                 0
                                                                -----------
               Balance, June 30, 2000                     $     56,009
                                                                ===========

<P>
                  PRECOM TECHNOLOGY, INC.
               (A DEVELOPMENT STAGE COMPANY)
               NOTES TO FINANCIAL STATEMENTS
                     JUNE 30, 2000
                       (UNAUDITED)
<P>
NOTE 4     TAX CARRYFORWARDS
           -----------------
<P>
          The Company has the following tax carryforwards at March 31, 2000:

                    Tax Year               Amount               Expiration date
               December 31, 1996          $          16,703          2016
               December 31, 1997                    178,200          2017
               December 31, 1998                    171,241          2018
               December 31, 1999                      7,249          2019
                                           -----------------
                                          $         373,393
                                           =================
Future changes in ownership may further limit the ability of the Company to utilize its net operating loss carryforwards.

<P>
NOTE 5     PREFERRED STOCK
           ---------------
<P>
          No rights or preferences have been assigned to the
preferred stock.
<P>
NOTE 6     GOING CONCERN
           -------------
<P>
          These financial statements are presented on the basis that the Company is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The Company has incurred development losses of $ 390,593 from inception. In addition, the Company has abandoned all development activities, and has no assets. These factors raise doubt as to the Company's ability to continue as a going concern.
<P>
          Management is attempting to have the Company
become a full reporting company under the 1934 Securities Exchange Act which will enable it to acquire subsidiaries and become active.
<P>
NOTE 7     UNAUDITED FINANCIAL INFORMATION
           -------------------------------
<P>
          The accompanying financial information as of June 30, 2000 is unaudited. In managements opinion, such information includes all normal recurring entries necessary to make the financial information not misleading.
<P>
              PRECOM TECHNOLOGY, INC.
           (A DEVELOPMENT STAGE COMPANY)
               FINANCIAL STATEMENTS
            DECEMBER 31, 1999 AND 1998
<P>
                 TABLE OF CONTENTS

                                                                   Page No.
<P>
INDEPENDENT AUDITORS' REPORT                                          1
<P>
FINANCIAL STATEMENTS
<P>
       Balance Sheets                                                 2
<P>
       Statements of Operations                                       3
<P>
       Statement of Changes in Stockholders' Equity (Deficit)         4
<P>
       Statements of Cash Flows                                   5 - 6
<P>
       Notes to Financial Statements                             7 - 10
<P>

<P>
             INDEPENDENT AUDITORS' REPORT
<P>
To the Board of Directors and Stockholders
Precom Technology, Inc.
Stamford, Connecticut
<P>
We have audited the accompanying balance sheets of Precom Technology, Inc. (A Florida Corporation) as of December 31, 1999 and 1998, and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.
<P>
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
<P>
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Precom Technology, Inc. as of December 31, 1999 and 1998 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.
<P>
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has incurred $ 373,393 of development costs and is still in the development stages. In addition, the Company does not have any assets. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding this matter also are described in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.
<P>
The financial information in the statements of operations, changes in stockholders' equity and cash flows for the period September 1, 1996 to December 31, 1996, were audited by other auditors whose report dated March 28, 1997, expressed an unqualified opinion on the statements.
The financial information in the statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 1997 were unaudited.
<P>
Moffitt & Company, P.C.
Scottsdale, Arizona
<P>
May 1, 2000

                    PRECOM TECHNOLOGY, INC.
                 (A DEVELOPMENT STAGE COMPANY)
                        BALANCE SHEETS
                   DECEMBER 31, 1999 AND 1998
<P>
                             ASSETS
                                                           1999           1998
                                                     -----------------------------
CURRENT ASSETS
 Cash and cash equivalents                           $          0   $      2,249
TOTAL ASSETS                                                    0   $      2,249
                                                     =============================
<P>
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
<P>
CURRENT LIABILITIES
       Accounts payable
                                                     $     15,000   $     15,000
                                                       ---------------------------
<P>
STOCKHOLDERS' EQUITY (DEFICIT)
  Preferred stock, par value $ 0.001 per share
     Authorized 10,000,000 shares
     Issued and outstanding - 0 - shares                        0
  Common stock, par value $ 0.001 per share
     Authorized 50,000,000 shares
  Issued and outstanding - 19,208,522 shares               19,209         19,209
  Paid in capital in excess of par value of stock         339,184        339,184
  Deficit accumulated during the development stage      ( 390,593)      (366,144)
                                                       ---------------------------
            TOTAL STOCKHOLDERS' EQUITY (DEFICIT)          (15,000)        (7,751)
                                                       ---------------------------
            TOTAL LIABILITIES AND STOCKHOLDERS'
              EQUITY (DEFICIT)                        $         0    $     7,249
                                                       ===========================
<P>
See Accompanying Notes and Independent Accountants' Review Report

                         PRECOM TECHNOLOGY, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                        STATEMENTS OF OPERATIONS
           FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 AND
        FOR THE PERIOD FROM SEPTEMBER 1, 1996 (DATE OF INCEPTION) TO
                             DECEMBER 31, 1999
                                                                  September 1, 1996
                                                                 (Date of inception)
                                Years Ended December 31,             to December 31,
                                    1999          1998                   1999
                                 -----------------------------------------------------
REVENUE                       $          0      $          0    $           0
<P>
DEVELOPMENT COSTS                    7,249           171,241          373,393
                                 -----------------------------------------------------
NET (LOSS)                    $     (7,249)     $   (171,241)   $    (373,393)
                                 =====================================================
<P>
NET (LOSS) PER COMMON SHARE
<P>
       BASIC AND DILUTED      $        .00    $         (.02)
                                 ==============================
<P>
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING
<P>
       BASIC AND DILUTED        19,208,522       15,708,522
                                 ==============================
<P>
See Accompanying Notes and Independent Accountants' Review Report

                        PRECOM TECHNOLOGY, INC.
                    (A DEVELOPMENT STAGE COMPANY)
              STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE PERIOD FROM SEPTEMBER 1, 1996
                 (DATE OF INCEPTION) TO DECEMBER 31, 1999
                                          Preferred Stock               Common Stock
                                        Shares          Amount      Shares        Amounts
                                        --------------------------------------------------
September 1, 1996
   (Date if inception)                    0     $          0             0     $       0
<P>
September, 1996 - Share issued
   for services                           0                0     1,000,000         1,000
<P>
October, 1996 - Shares
   issued for cash                        0                0     1,000,000         1,000
<P>
Net (loss) for the period from
   September 1, 1996 to
   December 31, 1996                      0                0             0             0
                                        --------------------------------------------------
BALANCE, DECEMBER 31, 1996                0                0     2,000,000         2,000
<P>
March 1997 - Shares issued for cash       0                0     4,000,000         4,000
<P>
March 1997 - Shares issued for
   settlement of failed mergers           0                0     7,208,522         7,209
<P>
Net (loss) for the year ended
   December 31, 1997                      0                0             0             0
                                        --------------------------------------------------
BALANCE, DECEMBER 31, 1997                0                0    13,208,522        13,209
<P>
August 1998 - Shares issued
   for services                           0                0     6,000,000         6,000
<P>
Net (loss) for the year ended
   December 31, 1998                      0                0             0             0
                                        --------------------------------------------------
BALANCE, DECEMBER 31, 1998                0                0    19,208,522        19,209
<P>
Net (loss) for the year ended
<P>
   December 31, 1999                      0                0             0             0
                                        --------------------------------------------------
BALANCE, DECEMBER 31, 1999                0                0    19,208,522        19,209
                                        ==================================================
<P>
See Accompanying Notes and Independent Accountants' Review Report

<P>

                         PRECOM TECHNOLOGY, INC.
                    (A DEVELOPMENT STAGE COMPANY)
              STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE PERIOD FROM SEPTEMBER 1, 1996
                 (DATE OF INCEPTION) TO DECEMBER 31, 1999
                                CONTINUED
                                ---------
                                Paid in                Deficit
                                Capital in             Accumulated
                                Excess of              During the
                                Par Value              Development
                                of Stock               Stage
<P>
                                $          0          $          0
<P>
                                           0                     0
<P>
                                      49,184                     0
<P>
                                           0              ( 16,703)
                                ------------------------------------
                                      49,184              ( 16,703)
<P>
                                     196,000                     0
<P>
                                           0                     0
<P>
                                           0             ( 178,200)
                                ------------------------------------
                                     245,184             ( 194,903)
<P>
                                      94,000                     0
<P>
                                           0             ( 171,241)
                                  ----------------------------------
                                     339,184             ( 366,144)
<P>
                                           0               ( 7,249)
                                  ----------------------------------
                                     339,184             ( 373,393)
                                  ==================================
<P>
See Accompanying Notes and Independent Accountants' Review Report

<P>

                        PRECOM TECHNOLOGY, INC.
                     (A DEVELOPMENT STAGE COMPANY)
                        STATEMENTS OF CASH FLOWS
        FOR THE PERIOD FROM SEPTEMBER 1, 1996 (DATE OF INCEPTION)
                          TO DECEMBER 31, 1999
                                                           September 1, 1996
                                                          (Date of inception)
                               Years Ended December 31,     to December 31,
                                  1999       1998                1999
                               --------------------------------------------------
CASH FLOWS FROM
 OPERATING ACTIVITIES:
   Net (loss)                 $   (7,249) $ (171,241)     $   ( 390,593)
   Adjustments to reconcile net (loss)
     to net cash (used) by operating
     activities
      Stock issued for failed mergers   0           0            7,209
      Stock issued by services          0     100,000          101,000
    Changes in operating assets
     and liabilities
       Accounts payable                 0      15,000           15,000
                                     ----------------------------------------
       NET CASH (USED) BY
         OPERATING ACTIVITIES      (7,249)    (56,241)        (250,184)
                                     ----------------------------------------
CASH FLOWS FROM INVESTING
   ACTIVITIES:                          0           0                0
<P>
CASH FLOWS FROM FINANCING
   ACTIVITIES:
     Proceeds from issuance of
       common stock                     0           0          250,184
                                     ----------------------------------------
     NET CASH PROVIDED BY
       FINANCING ACTIVITIES             0           0          250,184
                                     ----------------------------------------
NET (DECREASE) IN CASH AND
   CASH EQUIVALENTS                (7,249)    (56,241)               0
<P>
CASH AND CASH EQUIVALENTS
   AT BEGINNING OF PERIOD           7,249      63,490                0
                                     ----------------------------------------
CASH AND CASH EQUIVALENTS
   AT END OF PERIOD            $        0     $ 7,249      $         0
                                     ========================================
SUPPLEMENTAL DISCLOSURE OF
   CASH FLOW INFORMATION
       INTEREST PAID           $        0     $     0      $         0
                                     ========================================
       TAXES PAID              $        0     $     0      $         0
                                     ========================================
<P>
See Accompanying Notes and Independent Accountants' Review Report

<P>

                       PRECOM TECHNOLOGY, INC.
                   (A DEVELOPMENT STAGE COMPANY)
                 STATEMENTS OF CASH FLOWS (CONTINUED)
        FOR THE PERIOD FROM SEPTEMBER 1, 1996 (DATE OF INCEPTION)
                         TO DECEMBER 31, 1999
                                                           September 1, 1996
                                                          (Date of inception)
                               Years Ended December 31,     to December 31,
                                  1999       1998                1999
                               ----------------------------------------------------
SCHEDULE OF NON CASH
   FINANCING ACTIVITIES
<P>
     ISSUANCE OF COMMON STOCK
      FOR FAILED MERGERS        $        0  $         0       $          7,209
                                 ===================================================
       ISSUANCE OF COMMON STOCK
          FOR SERVICES          $        0  $         0       $        101,000
                                 ===================================================
<P>
See Accompanying Notes and Independent Accountants' Review Report

<P>
                  PRECOM TECHNOLOGY, INC.
               (A DEVELOPMENT STAGE COMPANY)
               NOTES TO FINANCIAL STATEMENTS
                 DECEMBER 31, 1999 AND 1998
<P>
NOTE 1     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
<P>
Nature of Business
------------------
<P>
          Precom Technology, Inc. was organized on September 1, 1996, under the laws of the State of Florida. The Company is in the development stage and does not have any planned activities.
<P>
Name Changes
-------------
<P>
          The Company has changed its name as follows:
<P>
          At date of incorporation - Fairbanks, Inc.
          April 1997 - Jet Vacations, Inc.
          May 1998 - Precom Technology, Inc.
<P>
Cash and Cash Equivalents
<P>
          For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
<P>
Accounting Estimates
<P>
          Management uses estimates and assumptions in
preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.
<P>
Income Taxes
<P>
          Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.
<P>
                 PRECOM TECHNOLOGY, INC.
              (A DEVELOPMENT STAGE COMPANY)
              NOTES TO FINANCIAL STATEMENTS
               DECEMBER 31, 1999 AND 1998
<P>
NOTE 1     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (CONTINUED)
           -------------------------------------------
<P>
Net (Loss) Per Share
--------------------
<P>
          The Company adopted Statement of Financial
Accounting Standards No. 128 that requires the reporting of both basic and diluted earnings per share. Basic earnings per share is computed by dividing net income available to common shareowners by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. In accordance with FASB 128, any anti-dilutive effects on net loss per share are excluded.
<P>
NOTE 2     DEVELOPMENT STAGE OPERATIONS
<P>
          As of December 31, 1999, the Company was in the development stage of operations. According to the Financial Accounting Standards Board of the Financial Accounting Foundation, a development stage company is defined as a company that devotes most of its activities to establishing a new business activity. In addition, planned principle activities have not commenced, or have commenced and have not yet produced significant revenue.
<P>
          FAS-7 requires that all development costs be
expensed during the development period. The Company expensed $ 7,249 and $ 171,241 of development costs in 1999 and 1998, respectively, and $ 373,393 for the period from September 1, 1996 (date of inception) to December 31, 1999.
<P>
NOTE 3     INCOME  TAXES
           -------------

                                                 1999                    1998
                                         ----------------------------------------------
          (Loss) before income taxes     $          ( 7,249)     $          ( 171,241)
                                         ----------------------------------------------
          The provision for income taxes is
            estimated as follows:
               Currently payable         $                0      $                  0
                                         ----------------------------------------------
               Deferred                  $                0      $                  0
                                         ----------------------------------------------
<P>
          A reconciliation of the provision for income
            taxes compared with the amounts at the U.S.
            Statutory rates is as follows:
<P>
                 PRECOM TECHNOLOGY, INC.
             (A DEVELOPMENT STAGE COMPANY)
             NOTES TO FINANCIAL STATEMENTS
               DECEMBER 31, 1999 AND 1998
<P>
NOTE 3     INCOME  TAXES (CONTINUED)
<P>
                                                    1999                   1998
                                          ---------------------------------------------
               Tax at U.S. Federal Statutory
                  income tax rates        $               0      $                  0
                                          ---------------------------------------------
          Deferred income tax assets and liabilities
            reflect the impact of temporary differences
            between amounts of assets and liabilities for
            financial reporting purposes and the basis of
            such assets and liabilities as measured by tax
            laws.
               The net deferred tax asset is   $          0      $                  0
                                                 --------------------------------------
               The net deferred tax liability is   $      0      $                  0
                                                 --------------------------------------
<P>
          Temporary differences and carry forwards that
            give rise to deferred tax assets and liabilities
            include the following:
                                                                Deferred Tax
                                                      Assets               Liabilities
                                             --------------------------------------------
               Net operating losses           $      56,009      $                0
<P>
               Valuation allowance                   56,009                       0
                                             --------------------------------------------
               Total deferred taxes           $           0       $               0
                                             ============================================
<P>
          A reconciliation of the valuation allowance
             is as follows:
                                                       1999                   1998
                                              -------------------------------------------
               Balance, beginning of year     $      54,921       $          29,235
<P>
               Addition for the year                  1,088                  25,686
                                              -------------------------------------------
               Balance, end of year           $      56,009       $          54,921
                                              ===========================================

<P>
                   PRECOM TECHNOLOGY, INC.
                (A DEVELOPMENT STAGE COMPANY)
                NOTES TO FINANCIAL STATEMENTS
                  DECEMBER 31, 1999 AND 1998
<P>
NOTE 4     TAX CARRYFORWARDS
<P>
The Company has the following tax carryforwards at December 31, 1999:

                    Tax Year               Amount               Expiration date
<P>
               December 31, 1996          $          16,703          2016
               December 31, 1997                    178,200          2017
               December 31, 1998                    171,241          2018
               December 31, 1999                      7,249          2019
                                          -------------------
                                          $         373,393
                                          ===================

<P>
NOTE 5     PREFERRED STOCK
<P>
          No rights or preferences have been assigned to the
preferred stock.
<P>
NOTE 6     GOING CONCERN
<P>
          These financial statements are presented on the basis that the company is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The company has incurred development losses of $ 373, 393 from inception. In addition, the company has abandoned all development activities, and has no assets. These factors raise doubt as to the company's ability to continue as a going concern.
<P>
          Management is attempting to have the company
become a full reporting company under the 1934 Securities Exchange Act which will enable it to acquire subsidiaries and become active.
<P>
In August, 2000, Provence Capital Corporation completed a merger with Precom Technology, Inc. by exchanging 1,000,000 shares of common stock for 250,000 shares of Precom Technology, Inc. The acquisition will be accounted for as a reverse acquisition with the assets and liabilities recorded at book values.
<P>
The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (Pro Forma") on the company's financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2000 is based on the historical balance sheets of the companies as of that date and assumes the acquisition took place on that date. The condensed consolidated statement of income for the periods ended December 31, 1999, January 31, 2000 and
June 30, 2000   are based on the historical statements of
income of the companies. The pro forma condensed consolidated statement of income assumes the acquisition took place on January 1, 2000.
<P>
The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition.
<P>
The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the company and Precom Technology, Inc.
<P>
                       SIGNATURES
<P>
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
<P>
                           Precom Technology, Inc.,
                           a Florida corporation
<P>
                           By:/s/ Nicholas M. Calapa
                               -------------------------
                                   Nicholas M. Calapa
                                   President
<P>
DATED: September 7, 2000
<P>